                                                                 Exhibit 10.1.17

             FIRST AMENDMENT TO LETTER OF CREDIT AND LOAN AGREEMENT

         FIRST AMENDMENT dated as of June 30, 2004 (this "Amendment") between
Ormat Nevada Inc., a Delaware corporation (the "Borrower"), and Hudson United
Bank, a bank organized under the laws of the State of New Jersey (the "Lender"), to the Letter of Credit and Loan Agreement dated as of June 30, 2004 (the
"Credit Agreement") between the Borrower and the Lender. Unless otherwise indicated, all capitalized terms used herein without definition shall have the meanings given to such terms in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Lender are parties to the Credit
Agreement; and

         WHEREAS, the Borrower and the Lender have agreed to amend the Credit
Agreement to change the definition of Adjusted Consolidated Cash Flow.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENT TO CREDIT AGREEMENT. Effective as of the date hereof, the definition of Adjusted Consolidated Cash Flow in Section 1.1 of the
Credit Agreement is hereby amended by (a) deleting the word "less" in clause
(ii) thereof and substituting the word "plus" in lieu thereof and (b) deleting the word "principal" in clause (iii) thereof and substituting the word
"interest" in lieu thereof.

         SECTION 2. GENERAL PROVISIONS.

         (a) Except as expressly amended hereby, the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

         (b) All references to the Credit Agreement shall mean the Credit
     Agreement as amended hereby and as hereafter modified, amended, restated or supplemented from time to time.

         (c) This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and both of which shall constitute one and the same agreement.
     This Amendment may be executed and delivered by telecopier with the same force and effect as if it were an originally executed and delivered manual counterpart.

         (d) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED
     IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT
     GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN
     SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

         (e) This Amendment shall constitute a Loan Document.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                                        HUDSON UNITED BANK

                                        By: /s/ Jerome Peters
                                           -------------------------------------
                                           Jerome P. Peters, Jr.
                                           Senior Vice President

                                        ORMAT NEVADA INC.

                                        By: /s/ Connie Stechman
                                           -------------------------------------
                                           Connie Stechman
                                           Authorized Representative

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